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                                  EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

         We hereby consent to the incorporation of our report dated January 17, 2000, relating to the financial statements of Integrity Bancshares, Inc., in the Registration Statement on Form SB-2 and prospectus, and to the reference to our firm therein under the caption "Experts."


                                             MAULDIN & JENKINS, LLC

Atlanta, Georgia